                                                            EXHIBIT 10


                                 The Travelers
                           Life Insurance Application

                                    PART ONE

                              GENERAL INSTRUCTIONS

               o Please PRINT legibly with black ink. DO NOT TYPE.
               o Answer all appropriate questions fully.
               o Please note instructions for each section provided in
                 italicized print.
               o Please complete any necessary supplemental forms.
               o The Medical Information Bureau/Fair Credit Reporting Act notice must be #detached and given to the Proposed Insured.


                -------------------------------------------------------------
                   Proposed Insured's Name (print full name)

$                      ADVANCED PAYMENT AMOUNT ENCLOSED UNDERWRITING
 ----------------------
==============================================================================
REQUIREMENTS ORDERED:

[ ] Blood Profile   [ ] Urine Specimen     [ ] ECG                [ ] Paramed Exam
                    [ ] Treadmill ECG      [ ] Inspection Report  [ ] M.D. Exam
ABOVE REQUIREMENTS ORDERED FROM:
[ ] ASB Meditest    [ ] EMSI               [ ] PMI (Equifax)      [ ] Portamedic (Hooper Holmes)
[ ] M.D. Examiner Not  Name:________________________________________________ (Facility or MD)
Affiliated with        Address: ___________________________________________________
the above:             Phone:  (___)     __________________  Fax:  (____)

[ ] WE HAVE NOT ORDERED UNDERWRITING REQUIREMENTS. PLEASE ARRANGE FOR US AND
    ADVISE OUR OFFICE.

ATTACHED FORMS ARE REQUIRED TO PROCESS THIS CASE:
[ ] AIDS Consent Form                       [ ] Juvenile Supplement
[ ] State Required Replacement Form         [ ] State Required Supplement
[ ] Life Financial Supplement               [ ] Other (specify):

AGENCY CONTACT:   Name: ________________________________________________________
                        __________ Phone: (____)  _________  Fax: (____)________



                  AGENT'S NAME & PRODUCER CODE (Sticker or Plate)


SPECIAL PROCESSING UNDERWRITING INSTRUCTIONS:
____________________________________________________________
____________________________________________________________

[ ] Comments continued on back page of application.





L-11855                       The Travelers

               Life Insurance Application  -  General Information

                                PROPOSED INSURED
Questions must be answered by the Proposed Insured. If the Proposed Insured is under age 16, complete JUVENILE SUPPLEMENT.

1.  Print Name in Full ______________________________________ Social Security  No.__________
                      first          middle             last
2.  Date of Birth _________ Birthplace ______________________________ Sex ____ Marital Status ________
                              city   state country if other than U.S.
3.  Residence Address _______________________________________________________Apt. No. _________
                                      street and number
    City _____________________________________________ State _________________ Zip _____________
    Phone Number ____________ Best Time to Call ________Check Billing Preference: [ ] Home  [ ] Business
4.  If Proposed Insured has resided at address less than one year, show prior address: Street and Number________________________________________________________ Apt. No. ________
    City _______________________________________ State ____________________ Zip________________
5 . Employer (Name of Firm)__________________________________________________________________
6.  Business Address _________________________________________________________ Suite No._______
                                    street and number
    City __________________________________ State ________________________ Zip ________________
    Phone Number ___________ Best Time to Call _________ Check Calling Preference:[ ] Home  [ ] Business
7.  Occupation (Position or Title) _______________ Annual Salary $ ___________ Other Income $____________

                                          POLICY INFORMATION
For face amounts of $1,000,000 and over, use Financial Supplement. For spousal or child coverage, use FAMILY INSURANCE  SUPPLEMENT.  For Variable Universal Life policies, complete VARIABLE UNIVERSAL LIFE SUPPLEMENT instead of questions 8 through 12 below.

8. Life Insurance Plan _____________ Amount $__________ Death Benefit (UL Only): [ ] Level [ ] Increasing
   If increase on existing policy: Current Amount. $____________________ New Amount $_______________
9. Supplemental Benefits/Term Riders, where applicable and if available:
[ ] Waiver of Premium or Monthly Deduction Amount   [ ] Insured Term Rider $_______
[ ] Cost of Living Adjustment (COLA)                [ ] Accidental Death $ ___________
[ ] Accelerated Benefits Rider (TUL 91 only)        [ ] Child Term Rider (Units) ______
[ ] Annual Renewable Term: Insured $__; Spouse $___ [ ] Survivor Insurability Rider (First Life
    Other: ________________________________________________________________________________
10. Premium Payment Plan (Check one block in either the Regular or Statement
    Bill section) Regular Bill:   [ ] Single   [ ] Annual   [ ] Semi-Annual   [ ] Automatic Premium Check/Payor Soc. Sec. No.
    Statement Bill:   [ ] Annual   [ ] Semi-Annual   [ ] Quarterly   [ ] Monthly
    If increase on existing policy, are you changing the Premium Payment Plan? [ ] Yes  [ ] No
11. Planned Premium Amount $_____________________ (Modal)
    If increase on existing policy    Current Amount _________________ $ New Amount $________
12. Duration (Interest Sensitive Whole Life Only): [ ] Life Pay  [ ] 40 Year   [ ] 30 Year  [ ] 20 Year  [ ]
       [ ] 15 Year   [ ] 10 Year
       [ ] Other, list product and duration(s)

                                  POLICY OWNER
   Applicant is the owner of any contract issued on this application unless otherwise noted below.  For Multiple Ownership: Upon owner's death, indicate whether owner ship interests pass to:
     [  ] Surviving owner(s) (Joint Tenants) or [  ] Deceased Owner's Estate
                                     (Tenants in Common)

13. Full Name and Social Security or Tax ID Number _____________________________
________________________________________________________________________________
If succeeding ownership is desired, indicate name, address and relationship to Insured in Agent's Comments section on front cover. Succeeding owner will become owner upon original owner's death.

                                  BENEFICIARY
     Payment due two or more beneficiaries or to the survivor(s) of them will be in equal shares, unless otherwise requested. The right to change a beneficiary is reserved.

14. Beneficiary Name (specify full name(s) and relationships) ________________
______________________________________________________________________________
______________________________________________________________________________

THE TRAVELERS INSURANCE COMPANY, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183

L-11855

Policy Risk Information
                            TOBACCO USE DECLARATION

Have you smoked cigarettes, cigars or a pipe, chewed or used tobacco in any
other form within the last 12 months?   [  ] YES    [  ] NO

                                       GENERAL RISK INFORMATION
Please give details to all YES answers in the space provided on the right. If space insufficient, continue on Additional Information section.

HAS THE PROPOSED INSURED:

                                                                                          YES      NO

1.  Been postponed, rated or declined for Life, Health, Accident or Sickness
    Insurance in the past 5 years? (If YES, state reason(s) and date(s) of such action.)   [  ]   [  ]
2.  Flown within 5 years as a pilot, student pilot or crew member of any aircraft or as a passenger on other than a scheduled airline, or expect to make such a
    flight? (If YES, complete the AVIATION SUPPLEMENT.)                                    [  ]   [  ]
3.  Engaged in automobile or motorcycle racing, sports parachuting, skin or scuba
    diving or hang gliding? (If YES, complete the AVOCATION SUPPLEMENT.                    [  ]   [  ]
4.  Been convicted of 2 or more moving violations of any motor vehicle law or had driver's license suspended in the past 3 years? (If YES, list driver's
    license number and details.)                                                           [  ]   [  ]
5.  Does insurance applied for replace existing annuity or life insurance?
    (If YES, list company name, amount, replacement date and policy number.)               [  ]   [  ]
6.  Do you intend to change your occupation or reside or travel out of the United
    States or Canada? (If YES, give details of occupation change and/or complete
    the FOREIGN TRAVEL OR RESIDENCE SUPPLEMENT, as appropriate.)                           [  ]   [  ]

                                MEDICAL HISTORY

Answer all questions unless Part Two (Medical Examination) is required. For all YES responses, give the question number, names and addresses of doctors, when and why consulted. Include diagnosis dates, duration of illness or injury and if recovery was full and complete. Complete MEDICAL SUPPLEMENT if Proposed Insured has or has had a history of high blood pressure, chest pain, diabetes, headaches, epilepsy, asthma, digestive problems, drug or alcohol abuse. If space insufficient, continue on Additional Information section.

HAS THE PROPOSED INSURED EVER HAD, BEEN TREATED OR RECEIVED MEDICAL CONSULTATION FOR:


                                                                                       YES    NO

7.  Heart trouble, chest pain, angina, stroke or heart murmur?                          [  ]   [  ]
8.  High blood pressure, disorder of blood, anemia or varicose veins?                   [  ]   [  ]
9.  Nervous or mental problems, paralysis, epilepsy, fainting, or disorder of the
    brain, nerves or nervous system?                                                    [  ]   [  ]
10. Cancer, tumors, cysts or growths, disorder of skin or glands?                       [  ]   [  ]
11. Diabetes, albumin, sugar/blood in urine? Disease of bladder or reproductive
    organs or sexually transmitted disease?                                             [  ]   [  ]
12. Arthritis, rheumatism, gout, disorder of muscles or bones, spine or joints?         [  ]   [  ]
13. Ulcer or disorder of stomach, intestines, liver, kidneys, gallbladder, or hernia?   [  ]   [  ]
14. Asthma, allergy, pleurisy, tuberculosis, lung disorder, emphysema or chronic
    cough?                                                                              [  ]   [  ]
15. Alcoholism or use of any habit-forming drugs?                                       [  ]   [  ]
16. Disorder of the immune system, Acquired Immune Deficiency Syndrome
    (AIDS), AIDS-Related Complex (ARC) or a positive test for infection by the
    AIDS (HIV) virus?                                                                   [  ]   [  ]

HAS THE PROPOSED INSURED:
17. Had in the past 5 years any other sickness or injury not referred to above?         [  ]   [  ]
18. Had health examinations or medical checkups or been a patient in a hospital,
    clinic or sanitarium for treatment in the past 5 years?                             [  ]   [  ]
19. Had any surgery or been advised to have surgery which has not been
    performed?                                                                          [  ]   [  ]
20. Had or been advised to have electrocardiogram, X-ray or other medical tests
    in the past 5 years?                                                                [  ]   [  ]
21.   Height ____ ft. ____ in.  Weight _____ lbs.   Weight loss past 12 mos. _______ lbs.


22.   Has a parent, brother or sister ever had heart disease, stroke, cancer, diabetes,
      high blood pressure or hereditary disease?                                        YES [  ]    NO  [  ]
23.   Please complete the following family history information:

                           Age(s)                                                  Age(s)
                        (if Living)                Condition of Health*           (at death)        Cause of Death
                        -----------                -------------------             --------         --------------
Father
-------------------------------------------------------------------------------------------------------------------
Mother
-------------------------------------------------------------------------------------------------------------------
Brothers and Sisters
-------------------------------------------------------------------------------------------------------------------
No. Living
-------------------------------------------------------------------------------------------------------------------
No. Dead
-------------------------------------------------------------------------------------------------------------------

*If not "good", please provide details in Additional Information Section.

                                 ADDITIONAL INFORMATION
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Authorization Section
DECLARATION: APPLICANT declares to the best of his/her knowledge and belief that all of the statements and answers in Part One and Part Two, if required, are complete and true. APPLICANT UNDERSTANDS AND AGREES THAT: (a) Part One and Part Two, if required, and any supplements to it will form the basis for any insurance issued; (b) Except as stated in the attached Advance Payment Receipt, no insurance will take effect until: (1) the contract is delivered to the Applicant; and (2) the first premium is paid in full while the health and other conditions relating to insurability remain as described in this application;
(c) No agent is authorized: (1) to make, alter, or discharge any contract; (2) to waive or change any condition or provision of any contract, application, or receipt; and (3) to accept any risk or to pass on insurability. The Proposed Insured will be the Applicant of any contract issued on this application unless otherwise indicated below. The right to privacy is protected as required by law.

AUTHORIZATION FOR THE RELEASE OF INFORMATION: THE PROPOSED INSURED(S) authorize The Travelers Insurance Company (referred to as The Travelers), its Reinsurers, insurance support organizations, and medical and other information in order to evaluate this application for insurance. The Proposed Insured authorizes any physician, medical facility, insurance company, the Medical Information Bureau, Inc., employer, consumer reporting agency, or other organization, institution, or person having information available as to employment, other insurance coverage, medical care, treatment, supplies or advice with respect to the Proposed Insured or his/her children to furnish such information to The Travelers, its Reinsurers or their authorized representatives.

This authorization will be valid from the date signed for a period of 2-1/2 years. A photographic copy of this authorization is as valid as the original. Information given in this application, including health care information, may be made available without prior authorization to other insurance companies to which an application for life or health insurance coverage is made, or to which a claim is submitted.

ACKNOWLEDGMENT: The PROPOSED INSURED(S) acknowledge receipt of the following notices: "Medical Information Bureau Disclosure Notice," and "Your Privacy and The Fair Credit Reporting Act." The PROPOSED INSURED(S) and APPLICANT, if different, have read this authorization and understand that they have a right to receive a copy.
I have paid to ________________the sum of $_______ and hold a receipt bearing the number imprinted hereon.
Witnessed by ___________________ Name of Proposed Insured (please print)_______
           Licensed Resident Agent
Proposed Insured's signature_______________________________________________
                                       parent/guardian if a minor
Applicant's signature, if different_________________________________________
           If Qualified Pension Plan, name of plan and signature of Trustee. Name and telephone number of Agent (please print)___________________________ Dated ________________ At (City or Town, State)_____________________________

Advance Payment Form

                                    ADVANCE PAYMENT QUESTIONNAIRE
The attached receipt provides for a LIMITED AMOUNT of Life Insurance protection, for a LIMITED PERIOD of time, subject to the terms of the receipt. This section MUST be completed for the proposed insured to be eligible for Life Insurance protection under the terms of the receipt.

Has any person proposed for insurance:

                                                             YES           NO
(1) within the past 90 days, been admitted to a hospital
    or other medical facility, been advised to be admitted,
    or had surgery performed or recommended?                 [  ]        [  ]

(2) within the past 2 years, been treated for heart trouble, stroke, or cancer or had such treatment
     recommended by a physician or other medical
     practitioner?                                           [  ]        [  ]

If any of the above questions are answered YES or LEFT BLANK, no representative of The Travelers Insurance Company is authorized to accept money, and NO COVERAGE will take effect under the agreement. The Proposed Insured also understands and agrees that in no event will insurance take effect at an age or amount requiring a medical examination as outlined in Item 4 of the attached receipt until completion of the medical examination.

I declare that the answers to the above questions are true to the best of my knowledge and belief. I understand and agree to the terms of the attached receipt.

                   ---------------------------------------------------------
                   Proposed Insured's signature (parent/guardian if a minor)

                   ---------------------------------------------------------
                   Applicant's signature (if different)

                   ---------------------------------------------------------
                   Date

L-11855-R-1
-----------------------------------------------------------------------------
                            ADVANCE PAYMENT RECEIPT
      The following receipt is to be given for advance payment at least equal to one month's premium, but not less than $10.  All premium checks must be made payable to the company.  Do not make checks payable to the agent or leave the payee blank.  For Variable Universal Life use receipt attached to Variable Universal Life Supplement.

Type of Policy ______________________________________
Received from ______________________________________
the sum of $ _______________________________________
in connection with an application for life insurance to The Travelers Insurance Company, One Tower Square, Hartford, CT 06183, bearing the number imprinted on this receipt, upon the following terms and conditions:

1. Insurance under the terms of the policy applied for and subject to the limits in Item 4 will be effective on the latest of the dates of the Part One application, Part Two Medical examination or other medical tests if required by the Company's underwriting rules for the Proposed Insured's age, plan or amount of insurance applied for, provided that the above sum is sufficient to pay in full the first premium for the policy. Coverage under the terms of this receipt will end on the earlier of (a) 60 days after the date of this application, or (b) the date we notify the Applicant that there is no coverage. There is no insurance provided if there is material misrepresentation in the Part One application, supplement (if required) or Part Two medical examination or if the Proposed insured commits suicide.

2. If the above sum is less than the full first premium but is at least equivalent to a monthly premium for the amount and plan of insurance applied for, then unless the remainder of the first premium is paid within 30 days from the date the insurance becomes effective, the insurance will be effective as provided in Item 1 only for the fraction of one year as the amount paid bears to the annual premium for the contract applied for. If the sum paid is less than the equivalent of a monthly premium, no insurance will be effected by this receipt.

3. The above sum will be returned to the Applicant if the application is rejected; or, if a contract is issued upon this application at other than standard rates or for other than the amount and plan of insurance applied for, unless acceptable to the Applicant as issued; or, on request of the Applicant and surrender of this receipt, if within 60 days from the date of this receipt a contract has not been issued on this application.

4. The maximum limits of insurance which may be effected under the terms of this receipt are as follows:

            AGE OF               NON-MEDICAL       MEDICAL/PARAMEDICAL
         PROPOSED INSURED          AMOUNT               AMOUNT
           15 days-35 yrs.          $250,000             $500,000
            36-45                    100,000              500,000
            46-50                     75,000              500,000
            51-60                        -0-              500,000
            61-75                        -0-              250,000

Any insurance applied for in excess of these limits, including accidental death benefit, and on which any premium is paid in advance, will not take effect until the policy is delivered to the Applicant and the balance of the first premium, if any, is paid in full, all while the Proposed Insured's health and other conditions relating to insurability remain as described in the application. In the event of the death of the Proposed Insured before the excess insurance is effected, that portion of the sum received relating to the excess insurance will be returned.

Licensed Resident Agent ____________________________
Dated ___________________

L-11855-R

                AUTHORIZATION OF AUTOMATIC PREMIUM CHECK PAYMENT

  Please attach a voided check. Make sure your address and the bank address appear correctly on the check.


Name: _______________________________ Phone Number:____________________________
Policy Number(s):______________________________________________________________

I hereby authorize you, the bank, to charge my account, to cover monthly premium payments for my policy(ies) with The Travelers Insurance Company. I understand and agree that the bank will not be liable for any payment that may not be honored, intentionally or inadvertently, even if such dishonor results in forfeiture of insurance. This authority is to remain in effect until my further written notice.
                                  Please select date of monthly withdrawal
                                            [_]  8th    [_]  22nd
                                            [_]  15th   [_]  29th

My signature below is exactly as I sign my personal checks.
Bank Name:_______________________________________
Bank Address: _____________________________________
Checking Account Number: __________________________


SIGNATURE OF DEPOSITOR __________________________________

DATE _____________________


L-11855-A

-------------------------------------------------------------------------------



                 YOUR PRIVACY AND THE FAIR CREDIT REPORTING ACT
 This notice must be detached and given to the Proposed Insured before the application is completed.

Part of our underwriting may include an investigative report prepared with information obtained in interviews with you, your neighbors, friends or other acquaintances as to your character, reputation, personal characteristics and mode of living. If an investigation is made we will handle it in the strictest confidence.

Your application, with the medical history and other information you furnish, and the investigative consumer report if made, are the initial basis of our under writing evaluation. Your agent supplies information about you that serves underwriting as well as marketing research purposes. The Fair Credit Reporting Act requires that no investigative report be made on any consumer unless:

1. the person to be reported on has been given written notice that such a report may be or has been requested, and
2. that person is informed that he/she has the right to ask for disclosure of the type of information being sought.

If you wish information on the nature and scope of the Consumer Report which may be requested, or any other investigative report which may be made, write to The Travelers Insurance Company, FSD Underwriting and Issue Division, One Tower Square, Hartford, Connecticut 06183.


L-11855-P

                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Any health care information developed is necessary to classify insurance risks, conduct normal administrative procedures and process claims, and will be used for those purposes only. No other use of this information will be made without first obtaining your written consent.

This information will be treated as confidential except that The Travelers Insurance Company or its Reinsurer(s) may make a brief report to the Medical Information Bureau, Inc., a non-profit membership corporation of life insurance companies which operates an information exchange in behalf of its members. Upon request by another member insurance company to which you have applied for life or health insurance coverage or to which a claim is submitted, the Bureau will supply such company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician, or you if requested.) If you question the accuracy of information in the Bureau's file, you may contact the bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, Telephone
(617) 426-3660.

The Travelers Insurance Company or its Reinsurer(s) may release information given in your application file, including health care information, to other life insurance companies to which you apply for life or health insurance or to which a claim is submitted.

L-11855-M




TO: The Bank named on the reverse side

In consideration of your compliance with the request and authorization of the depositor named on the reverse side The Travelers Insurance Company agrees that:

1. It will indemnify and hold you harmless from any liability or loss you may suffer arising out of payment by you pursuant to said authorization of any debit entry whether or not genuine, purporting to be initiated by The Travelers Insurance Company on the account of any of your depositors, or arising out of the dishonor by you whether with or without cause, intentionally or inadvertently, of any such debit entry purporting to be initiated by The Travelers Insurance Company.

2. It will refund to you any amount erroneously paid by you on any such debit entry if claim for the amount of such erroneous payment is made by you within 12 months from the date of the debit entry on which such erroneous payment was made.

3. It will defend at its own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in the foregoing plan.


THE TRAVELERS INSURANCE COMPANY

                                    Director


Authorized in resolutions adopted by the Investment Committee of The Travelers Insurance Company on June 10, 1982.

Agent Information
                              AGENT'S CERTIFICATE
    To help avoid processing delays, answers to the following questions MUST be furnished with the application.

1. If salary allotment or other special plan, give:
   Mass Marketing Case/Company Name: ________________________________________
   __________________________________________________________________________
   Case/Plan Number: ________________________________________________________
   Accounting Location Number:
2. Is the Proposed Insured employed and working regularly?
                   [  ]  Yes         [  ]  No
3. Did you personally ask the questions and have the application signed in your
   presence?       [  ]  Yes         [  ]  No
4. Has Proposed Insured applied for insurance elsewhere in past 90 days? (Give
   details in #17) [  ]  Yes         [  ]  No
5. Life Premium quoted: $_____________/Yr. Age__________
6. How long have you known the Proposed Insured? _________
7. Will this insurance replace any existing Annuity Life Insurance? (If YES,
      complete #8) [  ]  Yes         [  ]  No
8. Is a 1035 exchange involved?     [  ]  Yes   [  ]  No
   (If YES, attach policies and forms)
   Name of Insurer to be replaced and replaced contract #: ___________________ If contract # not available, indicate Application or Receipt #: ___________
9. Is the Proposed Insured applying for any Disability or Long Term Care with The Travelers or any other company? (If YES, specify form and name of
   company)  [  ]  Yes   [  ]  No
   _____________________________________________________________________________
10. Will the Proposed Insured pay the premium?      [  ]  Yes   [  ]  No
    If NO, who will pay the premium?__________________________________________
11. Who initiate the inquiry that resulted in this application? ______________
12. State all Life and Health insurance now in effect on the Proposed Insured. Include The Travelers and other companies. Indicate "G" for Group and "B" for Business Insurance. If NONE so state.
______________________________________________________________________________

                                                  Total in Force
                         Type         Year         Indemnity or
Company           L-Life H-Health   of Issue      Daily Benefit       PW     Amt. of ADB
-------           ---------------   --------      -------------      -----    -----------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

13.   Purpose of Insurance:

      [  ]  Personal (check primary reason):
            [  ]  Income Replacement            [  ]  Savings/Investment
            [  ]  Estate Liquidity              [  ]  Other ____________________
      [  ]  Business:
            [  ]  Buy-Sell                      [  ]  Key Person
            [  ]  Deferred Compensation         [  ]  Executive Bonus
            [  ]  Mortgage/Loan Coverage        [  ]  Other ____________________

14.   Is the applicant a small business owner?        [  ]  Yes   [  ]  No
      If YES, how many employees in the insured's business?
      [  ]  1-25  [  ] 26-50 [  ]  51-100      [  ]  100+

15.   If available, is preferred rate being applied for?    [  ]  Yes   [  ] No
16.   If preferred rate is not available, is standard rate acceptable?
      [  ] Yes   [  ]  No
17.   Additional Remarks: __________________________________________________

____________________________________________________________________________
____________________________________________________________________________


18. Except as indicated below, I hereby declare that no person other than myself has any interest whatsoever either directly or indirectly in this application and that I will not pay or allow any commission or compensation directly or indirectly in connection with this application to any person.

Signed _________________________________________  Date _______________________
  (TO BE SIGNED PERSONALLY BY AGENT OR BROKER WHO COMPLETED THE APPLICATION)

                          AGENT LICENSING INFORMATION

1. Are you properly licensed to write business for The Travelers in the state
   where the application was   secured?
   [  ]  Agent's License    [  ]  Solicitor's License   [  ]  Broker's License

2. Did anyone except you assist in securing the application?  [ ] Yes   [ ]  No

If YES, who __________________________________________________________________

(For Variable Universal Life policies only)

3. Are you licensed to write Variable Universal Life for The Travelers in the state where the application was secured?
   List license type and number_______________________________________________




                                AGENT'S COMMENTS

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________


                                  THE TRAVELERS

                        The Travelers Insurance Company
                               Hartford, CT 06183





L-11855